UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		March 26, 2013

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9172	34-1505819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 229-5151
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2013, the Compensation Committee of the Board of Directors of Hamilton Beach Brands, Inc., which is referred to as HBB, a wholly-owned subsidiary of NACCO Industries, Inc., referred to as NACCO, approved the adoption of the HBB 2013 Annual Incentive Compensation Plan, which is referred to as the HBB Annual Plan, for the benefit of management employees and established the 2013 performance objectives and targets for the plan.

The HBB Annual Plan provides that each participant is eligible to earn a target incentive award during the award term of January 1, 2013 through December 31, 2013. Final payouts for each individual under the plan are based on the participant's target award measured against established performance criteria for the January 1, 2013 through December 31, 2013 performance period. The Compensation Committee, in its discretion, may also increase or decrease awards under the plan and may approve the payment of awards where performance would otherwise not meet the minimum criteria set for payment of awards, subject to any applicable restrictions under Section 162(m) of the Internal Revenue Code.

On March 26, 2013, the Compensation Committee determined that 100% of the awards under the HBB Annual Plan for 2013 would be based on HBB's adjusted consolidated return on total capital employed.

Payouts under the HBB Annual Plan generally range from 0% to 150% of the participant's target award amount. Final payouts under the plan will be determined by the Compensation Committee following December 31, 2013. Final payouts will be paid in cash, less applicable withholdings, to participants during the period from January 1, 2014 to March 15, 2014.

The HBB Annual Plan is attached to this Current Report on Form 8-K as Exhibit 10.1 and is hereby incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to the full text of the document, which is attached hereto as an exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Hamilton Beach Brands, Inc. 2013 Annual Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 27, 2013		NACCO INDUSTRIES, INC.

		By:	/s/ Mark E. Barrus
Name: Mark E. Barrus
Title: Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

10.1	Hamilton Beach Brands, Inc. 2013 Annual Incentive Compensation Plan